SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 193

  Date of Report (Date of earliest event reported)      April 18, 2001
                                                        -----------------


                          WINSTAR COMMUNICATIONS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      1-10726               13-3585278
----------------------------        --------------           --------------
(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)             Identification No.)




685 Third Avenue, New York, New York                              10017
-------------------------------------                           ---------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code    (212) 792-9800
                                                      --------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 3.  BANKRUPTCY OR RECEIVORSHIP

A. On April 18, 2001, Winstar Communications, Inc. ("Company") issued a press release stating that the Company and most of its subsidiaries had filed a voluntary bankruptcy petition under Chapter 11 of the U.S Bankruptcy Code in the United States Bankruptcy Court in the District of Delaware.
A copy of the press release is annexed hereto as Exhibit 99.1.

B. On April 18, 2001, Winstar Communications, Inc. ("Company") issued a press release stating that the Company had filed a civil action in the Bankruptcy Court against Lucent Technologies, Inc. alleging breach of contract and seeking injunctive relief and $10 billion in damages. A copy of the press release is annexed hereto as Exhibit 99.2


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release, dated April 18, 2001(filed herewith)(Bankruptcy Filing)

                  99.2 Press Release, dated April 18, 2001 (filed herewith)(Lucent Litigation)



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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 18, 2001                   WINSTAR COMMUNICATIONS, INC.


                                              /s/   Timothy R. Graham
                                        By: ____________________________
                                            Timothy R. Graham
                                             Executive Vice President




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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------

99.1              Press Release, dated April 18, 2001 (filed herewith)
                  (Bankruptcy Filing)

99.2              Press Release, dated April 18, 2001 (filed herewith)
                  (Lucent Litigation)







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